Exhibit 32.1
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of XO Holdings, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Carl J. Grivner and Gregory W. Freiberg, Chief Executive Officer and Senior Vice President and Chief Financial Officer, respectively, of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, that, to the best of our knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: May 10, 2007

/s/ Carl J. Grivner Carl J. Grivner
Chief Executive Officer
(Principal Executive Officer)

/s / Gregory W. Freiberg Gregory W. Freiberg
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)